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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                              September 14, 1999
                              ------------------

                         Level 3 Communications, Inc.
               ------------------------------------------------
            (Exact name of registrant as specified in its charter)

                                   Delaware
                                   --------
                 (State or other jurisdiction of incorporation)

         0-15658                              47-0210602
      -------------                        ----------------
(Commission File Number)          (I.R.S. Employer Identification No.)


                            1025 Eldorado Boulevard
                          Broomfield, Colorado 80021
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                   (Address of principal executive offices)

Registrant's telephone number, including area code: (402) 536-3677


                                Not Applicable
        ---------------------------------------------------------------
        (Former name or former address, if changed since last report.)

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Item 5. Other Events.

On September 14, 1999, Level 3 Communications, Inc. (the "Company") entered into an underwriting agreement (the "Underwriting Agreement") with the representatives named in Schedule I thereto, as the representatives of the several underwriters named in Schedule I thereto, in connection with the offering (the "Offering") of $750,000,000 aggregate principal amount of its 6% Convertible Subordinated Notes due 2009 (the "Notes") convertible into shares of the Company's common stock, par value $.01 per share. An additional $112,500,000 aggregate principal amount of the Notes is subject to an over-allotment option granted to the underwriters in the Underwriting Agreement. A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference. The Notes are being issued pursuant to an Indenture dated as of September 20, 1999 (a form of which was filed as an exhibit to the Registration Statement (as hereinafter defined)) and a First Supplemental Indenture dated as of September 20, 1999. A copy of the First Supplemental Indenture is attached hereto as Exhibit 4.1 and is incorporated herein by reference. On September 20, 1999, the Offering was consummated, and the Company issued $823,000,000 aggregate principal amount of the Notes, including $73,000,000 aggregate principal amount pursuant to the underwriters' exercise of the over-allotment option.

The Offering is made pursuant to the Company's Registration Statement on Form S-3 (File No. 333-68887) (the "Registration Statement") under the Securities Act of 1933, as amended. The Registration Statement provides that the Company may from time to time offer its debt and equity securities with an aggregate public offering price of up to $3.5 billion.

Item 7. Financial Statements and Exhibits

     (a) Financial statements of businesses being acquired: Not applicable.

     (b) Pro forma financial information: Not Applicable

     (c) Exhibits:

     1.1 Underwriting Agreement, dated September 14, 1999, among the Company and the representatives named in Schedule I thereto, as the representatives of the several underwriters named in Schedule I thereto

     4.1 First Supplemental Indenture dated as of September 20, 1999 between the Company and IBJ Whitehall Bank & Trust Company, as Trustee

     23.1      Consent of PricewaterhouseCoopers LLP

     23.2      Consent of PricewaterhouseCoopers LLP

     23.3      Consent of Arthur Anderson LLP

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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               LEVEL 3 COMMUNICATIONS, INC.

Dated: September 20, 1999                      By: /s/ Neil J. Eckstein
                                                  ____________________________
                                                  Name: Neil J. Eckstein
                                                  Title: Vice President









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